UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2010

WILLIAM PENN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

United States	0-53172	37-1562563
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification No.)

8150 Route 13, Levittown, Pennsylvania	19057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 945-1200

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

WILLIAM PENN BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 5, 2010, the Registrant amended its Bylaws to increase the size of its board of directors from five to six and appointed Terry L. Sager as a director effective therewith.  No determination has been made as to the committees to which Ms. Sager will be named.  Information regarding Ms. Sager’s transactions with the Registrant is incorporated herein by reference from the Registrant’s Definitive Proxy Statement for the 2009 Annual Meeting.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
3.2	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM PENN BANCORP, INC.

Date:	May 5, 2010	By:	/s/ Terry L. Sager
Terry L. Sager
President and Chief Executive Officer
(Duly Authorized Officer)